================================================================================
                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                  SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

                             (AMENDMENT NO. ______)

Filed by the registrant [X]
Filed by a party other than the registrant [_]

Check the appropriate box:

[_] Preliminary proxy statement
[_] Confidential, for use of the Commission only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive proxy statement
[_] Definitive additional materials
[_] Soliciting material under Rule 14a-12

                              WESTBANK CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

[X] No fee required.
[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)   Title of each class of securities to which transaction applies:

     2)   Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it is determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)   Amount Previously Paid:

     2)   Form, Schedule of Registration Statement No.:

     3)   Filing Party:

     4)   Date filed:
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








                                    NOTICE OF
                                 ANNUAL MEETING
                                 OF SHAREHOLDERS
                                 APRIL 20, 2005
                                       AND
                                 PROXY STATEMENT







--------------------------------------------------------------------------------

                             Your Vote Is Important.
           You are urged to exercise your right to vote by indicating your choices on the enclosed proxy card. Please date,
                 sign and promptly return your proxy card in the
                    enclosed postage-paid envelope. You may,
             nevertheless, vote in person if you attend the meeting.

--------------------------------------------------------------------------------

                              WESTBANK CORPORATION
                                 225 Park Avenue
                         West Springfield, MA 01089-3310





                                                                  March 18, 2005

Dear Shareholder:

You are cordially invited to attend the 2005 Annual Meeting of Shareholders of Westbank Corporation, the holding company for Westbank, which will be held on April 20, 2005 at 9:00 AM, local time, at the Storrowton Tavern located at 1305 Memorial Avenue, West Springfield, Massachusetts 01089-3310 (the "Annual Meeting").

The attached Notice of Annual Meeting and Proxy Statement describes the formal business that we will transact at the Annual Meeting. In addition to the formal items of business, management will report on the operations and activities of Westbank Corporation and Westbank, and you will have an opportunity to ask questions. Directors and officers of the Westbank Corporation will be present to respond to any questions shareholders may have.

The Board of Directors of Westbank Corporation has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interests of Westbank Corporation and its shareholders and unanimously recommends a vote "FOR" each of these matters.

Please complete, sign and return the enclosed proxy card promptly, whether or not you plan to attend the Annual Meeting. YOUR VOTE IS IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. VOTING BY PROXY WILL NOT PREVENT YOU FROM VOTING IN PERSON AT THE ANNUAL MEETING BUT WILL ASSURE THAT YOUR VOTE IS COUNTED IF YOU CANNOT ATTEND.

On behalf of the Board of Directors and the employees of Westbank Corporation and Westbank, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

                                         Sincerely yours,



                                         Donald R. Chase
                                         PRESIDENT AND CHIEF EXECUTIVE OFFICER

                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                         WEST SPRINGFIELD, MA 01089-3310


                  NOTICE OF 2005 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD WEDNESDAY, APRIL 20, 2005



                                                                  MARCH 18, 2005

TO THE SHAREHOLDERS OF WESTBANK CORPORATION:

Notice is hereby given that the 2005 Annual Meeting of Shareholders of Westbank Corporation (the "Corporation") will be held at 9:00 AM on Wednesday, April 20, 2005, at the Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, for the following purposes, as set forth in the Proxy Statement accompanying this notice:


               1. Elect three directors, each of which would serve for a three-year term expiring at the 2008 annual meeting. The following three individuals are the Board of Directors' nominees:

                    o  Mark A. Beauregard
                    o  Robert J. Perlak
                    o  James E. Tremble

               2. To act upon such other matters as may properly be brought before the meeting or any adjournment thereof.


The record date and hour for determining shareholders entitled to notice of, and to vote at, the Meeting has been fixed at 5:00 PM, February 28, 2005.


                                             By order of the Board of Directors


                                             Robert J. Perlak
                                             Clerk

West Springfield, Massachusetts
March 18, 2005



          PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
                   IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.
       YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND THE MEETING.

                                 PROXY STATEMENT


Approximate date of mailing:
March 18, 2005


                              WESTBANK CORPORATION
                                 225 PARK AVENUE
                   WEST SPRINGFIELD, MASSACHUSETTS 01089-3310
                                 (413) 747-1400


                                  INTRODUCTION


This Proxy Statement is furnished to shareholders in connection with the solicitation of proxies on behalf of the Board of Directors of Westbank Corporation (the "Corporation") to be used at the 2005 Annual Meeting of Shareholders of the Corporation (the "Annual Meeting") to be held at the Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, on Wednesday, April 20, 2005 at 9:00 AM and at any adjournments thereof.

The close of business on February 28, 2005 has been fixed as the record date for determination of shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting. The only class of issued and outstanding voting securities of the Corporation is the $2.00 par value Common Stock (the "Common Stock"). As of the record date, the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting is 4,734,674. Each share of Common Stock is entitled to one vote.

The affirmative vote of a plurality of the shares of Common Stock of the Corporation represented at the Annual Meeting is required to elect Directors.

Execution of the enclosed proxy will not affect a shareholder's right to attend the Annual Meeting and vote in person. A shareholder that has given a proxy has the power to revoke it at any time before it is exercised by delivering notice of revocation, or a duly executed proxy bearing a later date, to the Treasurer of the Corporation.

ELECTION OF DIRECTORS

The Bylaws of the Corporation provide that the Board of Directors shall be divided into three (3) classes as nearly equal in number as possible and that the term of office of one class shall expire and a successor class shall be elected at each Annual Meeting of the Shareholders. The Corporation's Board of Directors presently consists of nine (9) members.

Five (5) Directors will continue to serve after the 2005 Annual Meeting of Shareholders. In accordance with the Bylaws of the Corporation, the Corporation's Board of Directors has nominated three (3) persons for election as Directors at the Annual Meeting. If elected, they will serve a three (3)-year term, until the 2008 Annual Meeting of Shareholders, or for such further time as may be required for the election and qualification of their successors.

Unless returned proxies properly indicate that authority to vote for any of the nominees named herein is withheld, all proxies received by the Corporation in time for the 2005 Annual Meeting of Shareholders will be voted in favor of the election of the nominees listed below. In the event any of the nominees named herein becomes unable or unwilling to accept nomination for election, the persons identified as proxies in the accompanying form of proxy will vote the shares represented by executed proxies in favor of the nomination and election of such substitute nominees as the Board of Directors of the Corporation may select.

No nominee or Director holds a directorship in any corporation, other than the Corporation, with a class of securities registered pursuant to Section 12 of the Securities and Exchange Act of 1934 or subject to the requirements of Section 15(d) of such Act or any corporation registered as an investment company under the Investment Company Act of 1940.

The following individuals are nominees for election as a Director of the Corporation at the 2005 Annual Meeting to serve for a three(3)-year term until the 2008 Annual Meeting of Shareholders:

                                                    CORPORATE
     NOMINEES         AGE     DIRECTOR SINCE      OFFICES HELD      TERM EXPIRES
     --------         ---     --------------      ------------      ------------

Mark A. Beauregard     53          1986             Director            2008

Robert J. Perlak       69          1987        Director and Clerk       2008

James E. Tremble       66          1986             Director            2008

The following Directors will continue to serve after the Annual Meeting.

                                 DIRECTOR          CORPORATE            TERM
CONTINUING DIRECTORS       AGE     SINCE          OFFICES HELD         EXPIRES
--------------------       ---     -----          ------------         -------
David R. Chamberland        66     1989             Director            2006

Donald R. Chase             58     1990     Director, Vice Chairman     2007
                                            of the Board, President
                                              and Chief Executive
                                                    Officer

Ernest N. Laflamme, Jr.     73     1987        Director, Chairman       2006
                                                  of the Board

G. Wayne McCary             62     1999             Director            2006

George R. Sullivan          51     1997             Director            2007


The following Director will retire immediately after the Annual Meeting.

                                   DIRECTOR      CORPORATE
  RETIRING DIRECTOR       AGE        SINCE      OFFICES HELD     TERM EXPIRES
  -----------------       ---        -----      ------------     ------------
Roland O. Archambault      72        1989         Director           2005


The principal occupation and business experience of each nominee for election as Director and each continuing Director are set forth below. Unless otherwise indicated, each of the following persons has held his or her present position for the last five (5) years.



NOMINEES
--------

MARK A. BEAUREGARD, Age 53, a resident of South Hadley, Massachusetts, has served on the Board of Directors of Westbank since 1986 and on the Board of Directors of Westbank Corporation since 1991. Mr. Beauregard joined the law firm of Resnic, Beauregard, Waite & Driscoll, P.C., in 1977 and became a partner in the firm in 1979.

ROBERT J. PERLAK, Age 69, a resident of Chicopee, Massachusetts, has served on the Board of Directors for Westbank Corporation since 1987 and on the Board of Directors for Westbank since 1991. Mr. Perlak is a former Assistant Chief Probation Officer for Hampden County and, in 1993, retired from that position after 27 years. Mr. Perlak currently is the Clerk of the Corporation of Westbank Corporation.

JAMES E. TREMBLE, Age 66, a resident of Longmeadow, Massachusetts, has served on the Board of Directors for Westbank since 1986 and was appointed to the Board of Directors of Westbank Corporation in 1991. Mr. Tremble is the President of Valley Communication Systems, Inc., a family-owned communications business, where he has been employed since January 1976.

CONTINUING DIRECTORS
--------------------

DAVID R. CHAMBERLAND, Age 66, a resident of West Springfield, Massachusetts has served on the Board of Directors for Westbank since 1990 and was appointed to the Westbank Corporation Board in 1991. Since 1979, Mr. Chamberland has been the President/owner of Chicopee Building Supply, specializing in cedar and mahogany building materials.

DONALD R. CHASE, Age 58, a resident of West Springfield, Massachusetts, has been employed by Westbank since 1972, holding a variety of positions of increasing responsibility throughout the years. Mr. Chase was appointed to serve on the Board of Directors for Westbank in 1987, and was named President and Chief Executive Officer in December 1988. In September 1990, Mr. Chase was appointed to the Board of Directors for Westbank Corporation, and named President and Chief Executive Officer of the Corporation.

ERNEST N. LAFLAMME, JR., Age 73, a resident of Chicopee, Massachusetts, has served on the Board of Directors for Westbank Corporation since 1987 and on the Board of Directors for Westbank since 1991. Mr. Laflamme began his career as an Assessor for the City of Chicopee in 1964 and has held the position of Treasurer for the past twenty-nine years. Mr. Laflamme currently is the Chairman of the Board of Westbank Corporation and Westbank.

G. WAYNE MCCARY, Age 62, a resident of Longmeadow, Massachusetts, has served on the Board of Directors for Westbank Corporation and Westbank since February 1999. Mr. McCary has been employed by Eastern States Exposition (State Fairgrounds) for approximately twenty-five years and was named President in 1991.

GEORGE R. SULLIVAN, Age 51, a resident of Longmeadow, Massachusetts, was appointed to the Board of Directors for Westbank Corporation and Westbank in May 1997. Mr. Sullivan is the Chief Executive Officer of Sullivan Paper Company, where he has been employed since 1971. Mr. Sullivan is Assistant Clerk of the Corporation.


RETIRING DIRECTOR
-----------------

ROLAND O. ARCHAMBAULT, Age 72, a resident of Chicopee, Massachusetts, has served on the Board of Directors for Westbank Corporation since 1989 and on the Board of Directors for Westbank since 1991. Mr. Archambault is the former President/owner of Park Supply Company, a brick/masonry supply business, from which he retired in 1998 after thirty-eight years of service. Mr. Archambault currently is the President/owner of Pinnacle Raceway.


EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS
----------------------------------------

In addition to the President of the Corporation, who is a Director and is listed in the tables above, the other executive officers of the Corporation are as listed below. Each executive officer serves for a one(1)-year term or until his successor is appointed and qualified.

GARY L. BRIGGS, Age 54, has held a variety of positions in the lending area of the Bank since 1979. In December 1988, Mr. Briggs was appointed Executive Vice President of Lending at the Bank. Prior to coming to Westbank, he was employed at Household Finance Corporation from 1973-1979.

JOHN M. LILLY, Age 56, has been employed by Westbank for thirty-one years in a variety of positions in the finance and audit areas. In December 1988, Mr. Lilly was appointed Executive Vice President and Treasurer of Westbank. In December 1991, he was appointed Treasurer and Chief Financial Officer of Westbank Corporation.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The total number of special and regular meetings of the Board of Directors of the Corporation during the fiscal year ended December 31, 2004 was thirteen
(13). Each Director attended at least 75% of all Board of Directors meetings held in 2004 during the period for which each was a Director. All Directors are encouraged to attend the Annual Meeting of Shareholders. Nine (9) Directors attended the 2004 Annual Meeting of Shareholders.

All members of the Board of Directors, with the exception of Mr. Chase, are "independent" as that term is defined by the applicable listing standards of the Nasdaq Stock Market as set forth in the National Association of Securities Dealers (the "NASD Manual"), as those standards have been modified or amended. Mr. Chase is considered an inside Director due to his employment as an executive officer of the Corporation.


COMMITTEES

The Board of Directors each year appoints Directors to serve on standing committees of the Board of Directors, including the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. The members of the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee of the Corporation also make up these same committees for Westbank (the "Bank"), the wholly owned subsidiary of the Corporation. All Directors attended at least 75% of the meetings of committees of which they were a member during the period each was a Director.


EXECUTIVE COMMITTEE

The members of the Executive Committee in 2004 were Messrs. Laflamme, Beauregard, Chase, McCary, Sullivan and Tremble. The Executive Committee meets monthly and, pursuant to the bylaws of the Corporation, may act on behalf of the Board of Directors except for such matters as declaration of dividends, changes to the Corporation's charter or bylaws, or other material issues as defined in the bylaws. The Executive Committee met twelve (12) times during 2004.


COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors consists of five (5) Directors. Current members of the Committee are Messrs. Laflamme, Beauregard, McCary, Sullivan and Tremble. Each of the members of the Compensation Committee meets the definition of an "independent director" as defined in the NASD Manual, as those standards have been modified or amended. The Compensation Committee determines compensation for executive officers of the Company and the Bank, which determinations are approved by the Board of Directors. The Compensation Committee met four (4) times during 2004.

NOMINATING COMMITTEE

The Nominating Committee of the Board of Directors consists of three (3) Directors. Current members of the Nominating Committee are Messrs. Chamberland, Laflamme and Sullivan. The Board of Directors has adopted a written charter for the Nominating Committee, a copy of which is available at the Corporation's Web site, www.westbankcorponline.com. Each current member of the Nominating Committee meets the definition of an "independent director" as defined in the NASD Manual, as such standard has been modified or amended. The Nominating Committee met one (1) time during 2004.

The Nominating Committee identifies candidates for the Board of Directors and recommends individuals to be presented for shareholder approval at the Annual Meeting and to fill any vacancies on the Board. Prospective nominees are evaluated by the Nominating Committee on the basis of a subjective review of the background of each prospective nominee and the current needs of the Corporation. Factors considered by the Committee include:

     o the candidate's background, including, but not limited to, education and employment experience;

     o    the candidate's standards of integrity, work ethic and commitment;

     o the candidate's ability to devote sufficient time and effort to the duties of a Director, including, but not limited to, the candidate's service on other boards of directors; and

     o The candidate's specific skills and experience in light of the needs of the corporation and the Board of Directors, including, but not limited to, the need for specific expertise to serve on committees of the Board.

The Committee may also consider other factors it deems appropriate. The Committee may determine to interview candidates, either in person or by telephone. Upon completion of the evaluation process, the Committee recommends candidates for election to the Board of Directors.

The policy of the Nominating Committee is to consider any Director candidate recommended by the shareholders on the same basis that the Committee considers candidates identified by the Committee. Such recommendations must be made in writing to Clerk, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149, with whatever supporting material the shareholders deems appropriate. All requests must be received at the above address on or between December 21, 2005 and February 4, 2006 for consideration at the 2006 Annual Meeting of Shareholders.

AUDIT COMMITTEE

The members of the Audit Committee are Messrs. Archambault, Chamberland, Laflamme, McCary and Sullivan. All members of the Audit Committee are "independent", as required by the applicable listing standards of Nasdaq and the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. The Board of Directors has determined that George R. Sullivan, a member of the Board of Directors and the Audit Committee, is qualified as an Audit Committee Financial Expert within the meaning of SEC regulations.

The Audit Committee of the Board of Directors has developed a charter for the Committee that was approved by the full Board on May 15, 2003. The complete text of the charter, which reflects standards set forth in SEC regulations and NASD rules, was attached as an appendix to the Company's 2004 Proxy Statement and is available on the Corporation's Web site, www.Westbankcorponline.com.

As set forth in more detail in the charter, the Audit Committee's primary responsibilities fall into three (3) broad categories:

     o First, the Audit Committee is charged with monitoring the preparation of quarterly and annual financial reports by the Corporation's management, including discussions with management and the Corporation's outside auditors about the annual financial statements and key accounting and reporting matters.

     o Second, the Audit Committee is responsible for matters concerning the relationship between the Corporation and its outside auditors, including recommending their appointment or removal; reviewing the scope of their audit services and related fees, as well as any other services being provided to the Corporation; and determining whether the outside auditors are independent (based in part on the annual letter provided to the Corporation by the outside auditors pursuant to INDEPENDENCE STANDARDS BOARD STANDARD NO. 1).

     o Third, the Audit Committee oversees management's implementation of an effective system of internal controls, including review of policies relating to legal and regulatory compliance, ethics and conflicts of interest; and review of the activities and recommendations of the Corporation's internal and external auditing programs.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention it deems necessary or appropriate to each of the matters assigned to it under the Committee's charter. To carry out its responsibilities, the Audit Committee met seven (7) times during Fiscal Year 2004.

REPORT OF THE AUDIT COMMITTEE

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE DOES NOT CONSTITUTE SOLICITING MATERIAL AND SHOULD NOT BE DEEMED FILED OR INCORPORATED BY REFERENCE INTO ANY OTHER CORPORATION FILING UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934, EXCEPT TO THE EXTENT THE CORPORATION SPECIFICALLY INCORPORATES THIS REPORT BY REFERENCE THEREIN.

The Audit Committee met with both management and the Corporation's outside auditors to review and discuss all financial statements prior to their issuance and to discuss significant accounting issues. Management advised the Committee that all financial statements were prepared in accordance with generally accepted accounting principles. The Committee's review included discussion with the outside auditors of matters required to be discussed pursuant to STATEMENT ON AUDITING STANDARDS NO. 61 (COMMUNICATION WITH AUDIT COMMITTEES).

The Committee has received the written disclosures and the letter form the independent auditors made to the Committee as required by the INDEPENDENCE STANDARDS BOARD STANDARD NO. 1 (INDEPENDENCE DISCUSSIONS WITH AUDIT COMMITTEES).

Finally, the Committee continued to monitor the scope and adequacy of the Corporation's internal auditing program, including proposals for adequate staffing and to strengthen internal procedures and controls where appropriate.

On the basis of these reviews and discussions, the Committee recommended to the Board of Directors that the Board approve the inclusion of the Corporation's audited financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 2004, for filing with the Securities and Exchange Commission.

Respectfully submitted by:

         George R. Sullivan                      Roland O. Archambault
              CHAIRMAN                           David R. Chamberland
                                                 Ernest N. Laflamme, Jr.
                                                 G. Wayne McCary
                                                  THE AUDIT COMMITTEE

APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

Grant Thornton LLP served as the Corporation's independent certified public accountants for the fiscal year ended December 31, 2004. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. The representatives will have the opportunity to make a statement, if they desire to do so, and it is expected that they will be available to respond to appropriate questions.

The Corporation is presently conducting a search to select its independent certified public accountants for the fiscal year ending December 31, 2005.


PRINCIPAL ACCOUNTANT FEES AND SERVICES

During the fiscal years ended December 31, 2004 and December 31, 2003, respectively, the Corporation retained and paid Grant Thornton LLP to provide audit and other services as follows:

                                                FOR THE FISCAL YEAR ENDED

               AUDIT FEES                 DECEMBER 31, 2004    DECEMBER 31, 2003
               ----------                 -----------------    -----------------
                 Audit                           $166,750             $105,521
                Tax Fees                           27,260               30,301
All Other Fees (reviews of SEC filings)             3,500                  ---
                                          -----------------    -----------------
                 TOTAL                           $197,510             $136,122
                                          =================    =================


AUDIT COMMITTEE PRE-APPROVAL POLICY

PRE-APPROVAL OF SERVICES. The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms) to be performed for the Company by its independent certified public accountants, subject to the de minimis exception for non-audit services described below which are approved by the Committee prior to completion of the audit.

EXCEPTION. The pre-approval requirement set forth above shall not be applicable with respect to non-audit services if:

     o The aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues paid by the Company to its public accountants during the fiscal year in which the services are provided;

     o Such services were not recognized by the Company at the time of the engagement to be non-audit services; and

     o Such services are promptly brought to the attention of the Audit Committee and approved prior to completion of the audit by the Committee or by one or more members of the Committee who are members of the Board of Directors to whom authority to grant such approvals has been delegated by the Committee.

DELEGATION. The Audit Committee may delegate to one or more designated members of the Committee the authority to grant required pre-approvals. The decisions of any member to whom authority is delegated under this paragraph to pre-approve activities under this subsection shall be presented to the full Committee at its next scheduled meeting.

The Audit Committee approved all services performed by Grant Thornton LLP pursuant to the policies outlined above.

CODE OF ETHICS

The Corporation has adopted a Code of Ethics applicable to the members of the Board of Directors, all employees of the Corporation, the Chief Executive Officer, the Chief Financial Officer and persons performing similar functions. A copy of the Code of Ethics, which meets the requirements of Item 406 of Regulation S-K, was filed with the Corporation's 2004 Proxy Statement and is available on the Corporation's Web site, www.westbankcorponline.com. The Corporation will report amendments to, or waivers from, its Code of Ethics as such apply to the Corporation's Chief Executive Officer and Chief Financial Officer in a manner consistent with Item 5.05 of Form 8-K of the Securities and Exchange Commission.


SHAREHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Shareholders may communicate directly with the Chairman of the Board of Directors or the Board of Directors as a group by writing to the Chairman of the Board of Directors, Westbank Corporation, 225 Park Avenue, Post Office Box 149, West Springfield, Massachusetts 01090-0149. Shareholders may communicate with any committee of the Board of Directors by writing to the Chairman of such committee at the address listed above. All correspondence will be reviewed by the Clerk of the Corporation, who shall forward the correspondence to the appropriate Director or committee.

                          BENEFICIAL OWNERSHIP OF STOCK

The following table contains common stock ownership information for persons known to the Corporation to "beneficially own" 5% or more of the Corporation's common stock as of December 31, 2004. In general, beneficial ownership includes those shares that a person has the power to vote, sell, or otherwise dispose. Beneficial ownership also includes that number of shares which an individual has the right to acquire within 60 days (such as stock options) after December 31, 2004. Two or more persons may be considered the beneficial owner of the same shares. We obtained the information provided in the following table from filings with the SEC and with the Corporation.

 NAME AND ADDRESS             AMOUNT AND NATURE OF        PERCENT OF OUTSTANDING
OF BENEFICIAL OWNER          BENEFICIAL OWNERSHIP(1)           COMMON STOCK
-------------------          -----------------------           ------------

Richard S. Sullivan
Carol B. Sullivan
96 Prynwood Road
Longmeadow, MA 01106                 394,746                        8.34%

Donald R. Chase
Diana L. Chase
39 Timber Ridge Road
West Springfield, MA 01089           351,507                        7.42%

(1) Included in the shares beneficially owned by Mr. Chase are 243,933 unexercised stock options.

The following table shows the number of shares of the Corporation's common stock beneficially owned by each director and each executive officer of the Corporation and the Association, whose annual salary and bonus for 2004 was at least $100,000 (the "named executive officers"), and all directors and executive officers of the Corporation as a group, as of December 31, 2004. Except as otherwise indicated, each person and each group shown in the table has sole voting and investment power with respect to the shares of common stock listed next to their name.

                                                                     PERCENT OF
NAME OF INDIVIDUAL                    AMOUNT AND NATURE OF          OUTSTANDING
OR PERSONS IN GROUP               BENEFICIAL OWNERSHIP(1)(2)(3)     COMMON STOCK
-------------------               -----------------------------     ------------
Roland O. Archambault                         26,456                    0.56%
Mark A. Beauregard                            30,622(4)                 0.65%
David R. Chamberland                          26,501                    0.56%
Donald R. Chase                              351,507(5)                 7.42%
Ernest N. Laflamme                            71,597                    1.51%
G. Wayne McCary                               16,573                    0.35%
Robert J. Perlak                              58,301(4)                 1.23%
George R. Sullivan                            38,442                    0.81%
James E. Tremble                              30,997(4)                 0.65%
All Directors, nominees and
executive officers as a group
(11 persons, including those
named above)(3)(5)                           886,488                   18.72%

(1) Based upon information provided to the Corporation by the indicated persons.

(2) Under regulations of the Securities and Exchange Commission, a person is treated as the beneficial owner of a security if the person directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within sixty (60) days.

(3) The information in the table includes all shares under stock options that were exercisable on the record date or sixty (60) days thereafter. As of that date, Mr. Chase owned exercisable options to purchase 243,933 shares, and all Directors and officers as a group owned exercisable options to purchase 485,610 shares.

(4) Indicates a nominee for election as a Director of the Corporation at the 2005 Annual Meeting of Shareholders.

(5) For the purpose of the table, "Executive Officer" means any individual elected as an executive officer of the Corporation.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), requires the Corporation's Directors, executive officers and holders of more than ten percent (10%) of the Corporation's Common Stock to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Corporation. Based solely on its review of such forms received by it, or written representatives from certain reporting process, the Corporation believes that, during the fiscal year ended December 31, 2004, all such persons complied with all Section 16(a) filing requirements.


TRANSACTIONS INVOLVING OFFICERS AND DIRECTORS

From time to time, the Corporation, through the Bank, enters into banking transactions, in the ordinary course of business, with certain of the executive officers and Directors of the Corporation, their immediate families or entities in which such persons may have a ten percent (10%) beneficial interest or for which such persons may serve as executive officers. All loans made to such persons are on substantially the same terms as comparable transactions and do not involve more than the normal risk of collection. The aggregate amount of such loans at December 31, 2004 was $10,817,000. As of the date of this Proxy Statement, all of the loans described herein are performing loans in accordance with their original terms.

                        EXECUTIVE MANAGEMENT COMPENSATION

Compensation decisions for executive officers of the Corporation are made by the Compensation Committee and approved by the full Board of Directors. Mr. Chase, who is a member of the Board of Directors, as well as an Executive Officer of the Corporation, is not a member of the Compensation Committee and neither participated in the discussion or nor voted upon his compensation package as a member of the Board of Directors.


REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE MANAGEMENT COMPENSATION

Set forth below is the report of the Compensation Committee of the Corporation regarding executive management compensation, as required by applicable rules of the Securities and Exchange Commission.

The executive compensation program of the Corporation consists of four (4) primary components: base salary, cash incentive compensation, stock options and restricted stock awards, all of which are administered by the Compensation Committee.

Decisions by the Compensation Committee relating to the compensation of the Corporation's executive officers are approved by the full Board of Directors, except as otherwise set forth herein. In determining the proper amount of compensation for each executive officer, the Compensation Committee considers various factors, including, inter alia:

     o  the performance of the Corporation;
     o  the individual's performance as an executive officer of the Corporation;
     o the amount of compensation paid to similarly situated executive officers in similar sized corporations; and
     o  the length of service with the Corporation.

During 2001, the Corporation engaged the firm of Kaeding, Ernst & Company to review the Bank's retirement plans for executive officers, including the 1995 Westbank Executive Supplemental Retirement Plan. As a result of this review, the Compensation Committee adopted the 2001 Supplemental Retirement Plan. The purpose of the supplemental plan is to provide executives with retirement benefits that are comparable to those provided to its other employees. Supplemental retirement benefits are provided to all of the executive officers and certain other participants under various non-qualified plans. The 2001 Supplemental Retirement Plan is designed to provide a retirement benefit at normal retirement (Age 65) equal to seventy-five percent (75%) of the participant's compensation at retirement, less fifty percent (50%) of the Social Security benefit and the simple life annuity value of the participant's account balances derived from employer-provided contributions under all qualified and non-qualified defined contribution plans maintained by the Corporation. Supplemental retirement benefits are provided to certain employees, including each executive officer, whose benefits under the Westbank Money Purchase Plan are limited in amount under federal tax laws and regulations.

During 2001, the Compensation Committee engaged Thomas Warren & Associates, Inc., to assist in establishing levels and an incentive compensation plan for the Corporation's senior executives pursuant to the Corporation's Incentive Compensation Plan, which is used by the Compensation Committee as a guide in determining executive officer compensation.

The Corporation also maintains the 1996 Incentive Stock Option Plan (the "1996 Plan"). The 1996 Plan was established to promote the growth and profitability of the Corporation and provide key employees with an incentive to achieve corporate goals.

At the Corporation's 2004 Annual Meeting, shareholders approved the adoption of the Westbank Corporation 2004 Recognition and Retention Plan, which functions as a long-term incentive plan.

During 2004, the Chief Executive Officer, Donald R. Chase, received a salary increase of $32,017, an increase of seven percent (7%) of his base salary. The increase was recommended by the

Compensation Committee following its evaluation of Mr. Chase's performance as Chief Executive Officer and the overall performance of the Corporation for 2004.

The Compensation Committee believes that the 2004 compensation of executive officers was reasonable, given the Corporation's performance and utilizing the criteria listed above.

Respectfully submitted by:

         Ernest N. Laflamme, Jr.                       Mark A. Beauregard
               CHAIRMAN                                G. Wayne McCary
                                                       George R. Sullivan
                                                       James E. Tremble
                                                    THE COMPENSATION COMMITTEE



COMPENSATION INFORMATION

The following table sets forth the cash compensation paid, as well as long-term compensation paid, for each of the last three fiscal years to all executive officers of the Corporation who received over $100,000 in cash compensation during 2004.


SUMMARY COMPENSATION TABLE

                                                                                  Long-Term Compensation
                                                                     ------------------------------------------------
                                     Annual Compensation                      Award                   Payouts
                           ---------------------------------------   -----------------------   ----------------------
                                                          Other
                                                          Annual      Restricted                          All Other
       Name and                                          Compen-        Stock       Options/    LTIP       Compen-
  Principal Position       Year     Salary      Bonus    sation($)   Awards($)(1)   SAR's(#)   Payouts   sation($)(2)
  ------------------       ----     ------      -----    ---------   ------------   --------   -------   ------------
Donald R. Chase            2004    $472,214       N/A       N/A        $555,840       N/A        N/A       $306,974
PRESIDENT AND              2003    $440,197   $171,694      N/A           N/A         N/A        N/A       $233,594
CHIEF EXECUTIVE OFFICER    2002    $406,100   $158,986      N/A           N/A       102,375      N/A       $194,916

Gary L. Briggs             2004    $239,882       N/A       N/A        $185,288       N/A        N/A       $ 78,061
EXECUTIVE VICE             2003    $223,803   $ 38,579      N/A           N/A         N/A        N/A       $ 67,207
PRESIDENT, LENDING         2002    $206,758   $ 71,442      N/A           N/A        31,500      N/A       $ 55,056

John M. Lilly              2004    $241,405       N/A       N/A        $185,288       N/A        N/A       $111,885
TREASURER AND CHIEF        2003    $225,959   $ 77,158      N/A           N/A         N/A        N/A       $ 88,257
FINANCIAL OFFICER          2002    $208,995   $ 71,442      N/A           N/A        31,500      N/A       $ 72,971

(1) Pursuant to the Westbank Corporation 2004 Recognition and Retention Plan, Messrs. Chase, Briggs and Lilly were granted 28,800, 9,600 and 9,600 shares of restricted stock, respectively, effective May 25, 2004. These awards vest in approximately 12.5% increments each year. Dividends attributed to such awards are distributed to participants from the trust account holding such plan shares. The dollar amount shown is based on the fair market value of a share of common stock on May 25, 2004, which was $19.30 per share. The value of aggregate restricted stock awards as of December 31, 2004 was $555,840, $185,288, and $185,288 for Messrs. Chase, Briggs and Lilly, respectively. Accelerated vesting occurs in the case of death or disability and upon retirement or a change of control.

(2) The items included for 2004 consist of the following: annual contribution on behalf of the Money Purchase Pension Plan amounting to $21,025 for each executive; annual allocation under the Corporation's supplemental pension plans of $277,950, $49,161 and $83,797 for the accounts of Messrs. Chase, Briggs and Lilly respectively; annual contribution on behalf of the Corporation's 401K plan of $7,999, $7,875 and $7,063 for Messrs. Chase, Briggs and Lilly respectively.

EMPLOYMENT AGREEMENT

The Corporation has entered into an employment agreement with Mr. Donald R. Chase to secure his services as President and Chief Executive Officer. This employment agreement has a term of three (3) years, beginning on December 17, 2003, and may be renewed annually after a review of the executive's performance. This agreement provides for an initial minimum annual salary of $429,235, discretionary cash bonuses and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. It also guarantees customary corporate indemnification, and errors and omissions insurance coverage, throughout the employment term and for so long as the executive is subject to suit for claims deriving from service to the Corporation and the Bank after termination. The Corporation and the Bank may terminate the executive's employment, and the executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the executive will be owed severance benefits generally equal to the value of the cash compensation and fringe benefits (including the value of accruals under both tax-qualified and non-qualified benefit plans in which he participates) that the executive would have received if he had continued working for the remaining unexpired term of the agreement. The same severance benefits would be payable if the executive resigns during the term following: a loss of title, office or membership on the Board of Directors; material reduction in duties, functions or responsibilities; or other material breach of contract by the Corporation or the Bank that is not cured within thirty (30) days. For ninety
(90) days after a change in control, the executive may resign for any reason and collect severance benefits as if he had been discharged without cause, calculated as if the remaining unexpired term of the agreement were three (3) years. If the Corporation or the Bank experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by Section 280G of the Internal Revenue Code, a portion of any severance payments under the employment agreement might constitute an "excess parachute payment" under current federal tax laws. Federal tax laws impose a twenty percent (20%) excise tax, payable by the executive, on excess parachute payments. Under the employment agreement, the Corporation would reimburse the executive for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the executive will retain approximately the same net-after-tax amounts under the employment agreement that he would have retained if there were no twenty percent (20%) excise tax. The effect of this provision is that the Corporation, rather than the executive, bears the financial cost of the excise tax. Neither the Corporation nor the Bank could claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.


CHANGE OF CONTROL AGREEMENTS

The Corporation and the Bank have jointly entered into thirty (30)-month change of control agreements with each of Messrs. Briggs and Lilly. The term of these agreements is perpetual until the Bank gives notice of non-extension, at which time the term is fixed for thirty (30) months. Generally, the Bank may terminate the employment of any officer covered by these agreements, with or without cause, at any time prior to a change of control without obligation for severance benefits.

However, if the Bank or the Corporation signs a merger or other business combination agreement, or if a third party makes a tender offer or initiates a proxy contest, it could not terminate an officer's employment without cause without liability for severance benefits. The severance benefits would generally be equal to the value of the cash compensation and fringe benefits that the officer would have received if he or she had continued working for an additional thirty months. The Bank would pay the same severance benefits if the officer resigns after a change of control. If the Bank or the Corporation experiences a change in ownership, a change in effective ownership or control, or a change in the ownership of a substantial portion of their assets as contemplated by
Section 280G of the Internal Revenue Code, a portion of any severance payments under the change of control agreements might constitute an "excess parachute payment" under current federal tax laws. Federal taw laws impose a 20% excise tax, payable by the officer, on excess parachute payments. Under the change of control agreement, the Corporation would reimburse the officers for the amount of this excise tax and would make an additional gross-up payment so that, after payment of the excise tax and all income and excise taxes imposed on the reimbursement and gross-up payments, the officers would retain approximately the same net-after-tax amounts under the change of control agreement that they would have retained if there were no twenty percent (20%) excise tax. Neither the Corporation nor the Bank would claim a federal income tax deduction for an excess parachute payment, excise tax reimbursement payment or gross-up payment.


1985 INCENTIVE STOCK OPTION PLAN FOR KEY EMPLOYEES

In February 1985, the Board of Directors of the Corporation unanimously adopted the 1985 Incentive Stock Option Plan for Key Employees (the "1985 Stock Plan"), which was approved by the shareholders at the Annual Meeting in April 1985.

The 1985 Stock Plan is administered by the Board of Directors. The Board of Directors was authorized to grant stock options to the professional and supervisory employees of the Corporation and its subsidiaries at any time until February 19, 1995.

All options were granted at 100% of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than ten (10) years after the date of the grant. Options are exercisable in such installments as may be determined by the Board of Directors. Payment of stock purchased on the exercise of a stock option must be made in full at the time the stock is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution.

As of February 19, 1995, the 1985 Stock Plan expired. No options were granted or available for granting during 2004.

A total of 4,796 options were exercised in 2004. No options were terminated during 2004 and all options granted under the 1985 Stock Plan have been exercised.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors unanimously adopted the Corporation 1996 Stock Incentive plan (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996. The 1996 Plan was amended at the 2002 Annual Meeting of Shareholders to increase by 200,000 the number of shares reserved for issuance thereunder.

The 1996 Plan is administered by the Compensation Committee. The Committee is authorized to grant Employee Awards under the 1996 Plan to any employee. In practice, Employee Awards are made to a group of management employees.

All options are granted at one hundred percent (100%) of the fair market value of the Common Stock of the Corporation on the date of the grant. Each stock option terminates not more than ten (10) years after the date of the grant. Options are exercisable in such installments as may be determined by the Committee. Payment for stock purchased on the exercise of a stock option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution.

The Board of Directors may, at any time, terminate and, from time to time, may amend or modify the 1996 Plan, without approval of the Corporation's shareholders, except to the extent that such shareholder approval is required by applicable law or regulation. There is no set termination date for the 1996 Plan.

No stock options were granted during 2004, while 65,055 options were exercised and no options were terminated. A total of 448,488 options remain unexercised as of the record date and 20,948 options are available for future grants.


AGGREGATED EXERCISES AND FISCAL YEAR-END OPTIONS/SAR VALUES

                                                         NUMBER OF SECURITIES           VALUE(2) OF UNEXERCISED
                                                        UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS
                                                          OPTIONS AT FY-END(#)                AT FY-END($)
                    SHARES ACQUIRED     VALUE(1)          --------------------                ------------
     NAME           ON EXERCISE(#)     REALIZED($)     Exercisable   Unexercisable    Exercisable   Unexercisable
     ----           --------------     -----------     -----------   -------------    -----------   -------------
Donald R. Chase         13,500          $154,950         243,933          --          $ 1,855,556        --
Gary L. Briggs                                            90,404          --          $   740,397        --
John M. Lilly           26,250          $284,075          62,842          --          $   436,388        --

(1) Based on the difference between the exercise price and the closing price of the Common Stock on the date the options were exercised.

(2) Based on the difference between the exercise price and the closing price of the Common Stock as of December 31, 2004.

2004 RECOGNITION AND RETENTION PLAN

The 2004 Recognition and Retention Plan (the "RRP") was adopted by the Board of Directors of the Corporation, approved by its shareholders and became effective on April 21, 2004. The RRP functions as a long-term incentive plan and enables certain members of the Compensation Committee of the Board of Directors of the Corporation (the "RRP Committee") to grant awards of restricted Common Stock to key officers, employees, Directors and affiliates of the Corporation and the Bank. Each restricted stock award shall vest annually in equal installments over an eight (8)-year period, commencing on the first anniversary of the grant, unless a vesting schedule is otherwise determined by the RRP Committee, and may be subject to other terms and conditions consistent with the RRP. A restricted stock award shall become one hundred percent (100%) vested upon the award recipient's death, disability, retirement or after a change of control of the Corporation, as each term is defined in the RRP. Restricted stock awards are non-transferable. Award recipients have the right to receive all dividend payments on their restricted stock awards and may vote such shares, whether or not vested. The RRP is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not a tax-qualified plan under the Internal Revenue Code.

As required by the terms of the RRP, the Corporation has established a trust and contributed certain amounts of money or property as determined by the Board of Directors at its discretion. No contributions by participants are permitted. The trustee will invest the assets of the trust primarily in shares of the Corporation's Common Stock that will be used to make the restricted stock awards. The trust was originally authorized to purchase up to 88,100 shares of Common Stock, which number increased to 92,505 due solely to a five percent (5%) stock dividend paid on May 18, 2004, and cannot purchase more than this limit. All of the authorized shares of Common Stock were granted as restricted stock awards in 2004.

The Board of Directors has the authority to suspend or terminate the RRP in whole or in part at any time, by giving written notice to the RRP Committee, provided there are no outstanding restricted stock awards that have not yet become vested. Upon termination of the RRP, the trustee will make distributions from the trust as directed by the RRP Committee and will return any remaining assets of the trust to the Corporation.

LONG-TERM INCENTIVE PLANS AND RETIREMENT PLANS

As set forth below, executive officers and employees are eligible to participate in the Westbank Money Purchase Pension Plan.

The Bank maintains a Money Purchase Pension Plan (the "Plan") available to employees of the Corporation and the Bank. Full-time employees become eligible to participate in the Plan when they have both (i) reached the Age of 20-1/2 years and (ii) completed six (6) months of service (as defined in the Plan).

Contributions to the Plan may be made by both the Bank and a participant. The Bank's contributions will be made to the Plan whether or not a participant chooses to contribute. The Bank's annual contribution to each participant's account for 2004 equals 7% of a participant's annual compensation, plus 5.7% of a participant's annual compensation in excess of the participant's Social Security Taxable Wage Base.


DIRECTOR COMPENSATION

During 2004, Directors of the Corporation who are not salaried employees received Directors' fees of $14,000. The Chairman of the Board of Directors received annual remuneration of $19,500, while the Clerk of the Corporation received an annual fee of $16,500. Directors who are also salaried employees receive no additional compensation for their services as Directors of the Corporation.


1995 DIRECTORS STOCK OPTION PLAN

In February 1995, the Board of Directors of the Corporation unanimously adopted the 1995 Directors Stock Option Plan (the "1995 Plan"), which was approved by the shareholders at the Annual Meeting in April 1995.

The 1995 Plan is administered by the non-employee Directors. The purpose of the 1995 Plan is to enhance the Corporation's ability to attract and retain highly qualified individuals to serve as members of the Corporation's Board of Directors and to provide additional incentives to non-employee Directors to promote the success of the Corporation.

On each anniversary date of the 1995 Plan, each eligible Director is granted an option to purchase one thousand (1,000) shares of the Corporation's Common Stock. Each stock option terminates not more than ten (10) years after the date of the grant. Payment for stock purchased on the exercise of an option must be made in full at the time the stock option is exercised. Options may not be assigned or transferred, other than by will or the laws of descent or distribution. A total of 14,838 options were exercised during 2004.

The Plan expired as of February 15, 2005.

1996 STOCK INCENTIVE PLAN

On February 21, 1996, the Board of Directors adopted the Westbank Corporation 1996 Stock Incentive Plan (the "1996 Plan"), which was approved by the shareholders at the Annual Meeting in April 1996.

The 1996 Plan authorizes the automatic grant of non-qualified stock options ("Director Stock Options") to non-employee Directors ("Eligible Directors"), upon the terms and conditions set forth in the 1996 Plan. The 1996 Plan is intended to provide incentives and rewards for employees and Eligible Directors
(i) to support the Corporation's business and human resource strategies and the achievement of its goals, and (ii) to associate the interests of employees and Eligible Directors with those of the Corporation's shareholders.

No Director stock option may be exercisable later than twenty (20) years and one
(1) day from the date of its grant. However, if an Eligible Director ceases to be an Eligible Director for any reason, all Director stock options that are otherwise exercisable shall terminate on the earlier of three (3) years after such cessation date or the expiration date, whichever comes first. A total of 5,520 Director stock options were exercised and 8,000 options were cancelled during 2004.

The Directors' portion of the plan has expired.


CARGILL BANK DIRECTORS AND OFFICERS STOCK OPTION PLAN

On September 7, 2001, Cargill Bank, a wholly owned subsidiary of the Corporation, merged with and into Park West Bank and Trust Company, a wholly owned subsidiary of the Corporation, and presently operates under the name Westbank.

During 1992, Cargill Bancorp, Inc. adopted a stock option plan for its Directors and officers, which plan is now administered by the Corporation. All options expire fifteen (15) years after the date of the grant. A total of 3,363 options were exercised during 2004, while no options terminated and 6,091 options remain unexercised. No options are available for future grants.


EMPLOYEE STOCK OWNERSHIP PLAN

On January 1, 1989, the Corporation's Employee Stock Ownership Plan (the "ESOP") became effective. The ESOP is administered and otherwise governed by the provisions of the ESOP and a related Trust Agreement. Pursuant to the terms of the ESOP, the Trustee may invest the ESOP's trust assets in, among other investments, shares of the Common Stock of the Corporation. As of the record date, no shares of the Common Stock of the Corporation were owned by the ESOP Trust.

DIVIDEND REINVESTMENT PLAN

In 1989, the Corporation implemented a Dividend Reinvestment and Common Stock Purchase Plan (the "Dividend Reinvestment Plan"), which was amended during 1995 and the amendment was approved by the shareholders at the 1995 Annual Meeting. Pursuant to the amended Dividend Reinvestment Plan, shareholders of the Corporation's Common Stock may invest all or a portion of that shareholder's quarterly cash dividend, plus up to $10,000 per calendar quarter, in additional shares of the Corporation's Common Stock. The Dividend Reinvestment Plan was amended in 2002 to increase by 500,000 the number of shares reserved for issuance thereunder. The 2002 amendment was approved by shareholders at the 2002 Annual Meeting. During 2004, 34,076 shares of the Corporation's Treasury Stock were reissued through the Dividend Reinvestment and Common Stock Purchase Plan.


PERFORMANCE COMPARISON GRAPH

Set forth below is a graph illustrating the return that would have been realized (assuming reinvestment of dividends) by an investor who invested $100 in common stock of each of the following on December 31, 1999:

     a.   The Standard & Poor's 500 Index
     b. A hypothetical fund with investments in the stock of peer corporations (the "Peer Group")
     c.   Westbank Corporation

The Peer Group consists of New England financial institutions with assets totaling between $400 million and $1 billion. The members of the Peer Group are:

Bancorp Rhode Island, Inc.             LSB Corporation                          Northeast Bancorp
Bar Harbor Bankshares                  MASSBANK Corp.                           Northway Financial, Inc.
Central Bancorp, Inc.                  Merchants Bancshares, Inc.               Slade's Ferry Bancorp
First National Lincoln Corporation     New Hampshire Thrift Bancshares, Inc.    Wainwright Bank & Trust
Hingham Institution for Savings        NewMil Bancorp, Inc.



                        12/31/99   12/31/00   12/31/01   12/31/02   12/31/03   12/31/04
----------------------------------------------------------------------------------------
Westbank Corporation    $ 100.00   $  85.80   $ 123.18   $ 180.50   $ 259.03   $ 282.36
---------------------- ---------- ---------- ---------- ---------- ---------- ----------
Custom Peer Group       $ 100.00   $ 102.73   $ 141.02   $ 165.03   $ 238.34   $ 249.94
---------------------- ---------- ---------- ---------- ---------- ---------- ----------
S&P 500                 $ 100.00   $  89.86   $  78.14   $  59.88   $  75.68   $  82.49
----------------------------------------------------------------------------------------

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Directors of the Corporation is not aware of any business to be presented at the 2005 Annual Meeting other than matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other matters properly come before the Meeting, or any adjournment thereof, the enclosed Proxy will be voted on such matters in accordance with the recommendations of the Corporation's Board of Directors.


SOLICITATION OF PROXIES

The expense of this solicitation on behalf of the Board of Directors will be paid by the Corporation. To the extent necessary in order to assure sufficient representation of shareholders at the Annual Meeting, officers and employees of the Corporation may personally, by telephone or other means, contact shareholders to request the return of proxies. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy material to beneficial owners in order to solicit authorizations for the execution of proxies. The Corporation may, upon request, reimburse such banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding such material.


SHAREHOLDER PROPOSALS

Any shareholder proposals (including Director nominations) submitted pursuant to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act") and intended to be presented at the Corporation's 2006 Annual Meeting of Shareholders must be received by the Corporation by November 15, 2005 to be eligible for inclusion in the Proxy Statement and Form of Proxy to be distributed by the Board of Directors in connection with such meeting. Such proposals also must comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the Proxy Statement and Form of Proxy.

The Corporation's Bylaws provide that any shareholder proposals (including Director nominations) intended to be presented at the Corporation's 2006 Annual Meeting, other than a shareholder proposal submitted pursuant to Exchange Act Rule 14a-8, must be received in writing at the principal executive office of the Corporation on or between the dates of December 21, 2005 and February 4, 2006, together with all supporting documentation required by the Corporation's Amended Bylaws. However, if the 2006 Annual Meeting is scheduled to be held on a date more than thirty (30) days before April 20, 2006 or more than sixty (60) days after April 20, 2006, a shareholder's notice shall be timely filed if delivered to, or received by, the Corporation at its principal executive office not late than the close of business on the later of (1) seventy-five (75) days prior to the date of such rescheduled Meeting or (5) the fifteenth (15th) day following the day on which public announcement of the date of such Annual Meeting is first made by the Corporation.

ANNUAL REPORT

A copy of the Corporation's Annual Report for 2004, including financial statements, is enclosed. The Annual Report is not to be regarded as proxy soliciting material.

                                       By order of the Board of Directors


                                               Robert J. Perlak
                                                     Clerk


West Springfield, Massachusetts
March 18, 2005



















                                     NOTICE

A COPY OF THE CORPORATION'S ANNUAL REPORT ON FORM 10-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY BE OBTAINED WITHOUT CHARGE BY ANY SHAREHOLDER OF THE CORPORATION UPON WRITTEN REQUEST ADDRESSED TO JOHN M. LILLY, TREASURER, WESTBANK CORPORATION, 225 PARK AVENUE, WEST SPRINGFIELD, MASSACHUSETTS 01089-3310.

                              WESTBANK CORPORATION
           PROXY FOR 2005 ANNUAL SHAREHOLDERS MEETING - APRIL 20, 2005

     I, the undersigned holder of common stock of Westbank Corporation, hereby appoint Gary L. Briggs and Kathleen A. Jalbert, or either of them, with the power of substitution, proxies of the undersigned to vote the shares of the undersigned at the 2005 Annual Meeting of Shareholders of Westbank Corporation to be held at 9:00 A.M., April 20, 2005, at the Storrowton Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, and at any adjournment thereof, with all the powers the undersigned would possess if personally present. Said proxies are specifically authorized to vote as indicated below.

     THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" EACH PROPOSITION LISTED BELOW UNLESS AUTHORITY IS WITHHELD OR OTHERWISE INDICATED. ALL PROXIES EXECUTED CORRECTLY WILL BE VOTED AS DIRECTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.

1. ELECTION OF DIRECTORS: To elect the following Directors of the Corporation for a three-year term until the 2008 Annual Meeting of Shareholders.

     Mark A. Beauregard                     [ ] FOR   [ ] WITHHELD
     Robert J. Perlak                       [ ] FOR   [ ] WITHHELD
     James E. Tremble                       [ ] FOR   [ ] WITHHELD
                                                                         (over)

2. OTHER BUSINESS: In their discretion, to act upon the transaction of such other business as may properly come before the meeting and any adjournment thereof.


                                          Date:
                                                ------------------------------


                                          ------------------------------------
                                               (Signature of Shareholder)

                                          ------------------------------------
                                              (Signature, if jointly held)


                                          When signing as Attorney, Executor,
                                          Administrator, Trustee or Guardian,
                                          please give full title. IF MORE THAN
                                          ONE TRUSTEE, ALL SHOULD SIGN. ALL
                                          JOINT OWNERS MUST SIGN.



          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.